UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2012

AUTHENTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33552	59-3521332
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901

Telephone: (321) 308-1300

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 4, 2012, AuthenTec, Inc., a Delaware corporation (the “Company”), completed its merger (the “Merger”) with Bryce Acquisition Corporation, a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Apple Inc., a California corporation (“Parent”), pursuant to an Agreement and Plan of Merger, dated as of July 26, 2012, by and among Parent, Merger Sub and the Company (the “Merger Agreement”). As a result of the Merger, the Company became a wholly-owned subsidiary of Parent.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information disclosed under Item 5.01 is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 4, 2012, the Company notified the NASDAQ Stock Market LLC (“NASDAQ”) of the effectiveness of the Merger. In connection therewith, the Company informed NASDAQ that each outstanding share of the Company’s common stock, par value $0.01 per share, other than shares held by Parent, Merger Sub or any subsidiary of the Company and shares owned by stockholders who have perfected appraisal rights under Section 262 of the Delaware General Corporation Law (“DGCL”), was automatically converted into the right to receive $8.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”), and requested that NASDAQ file with the Securities and Exchange Commission a notification of removal from listing on Form 25 to report that shares of the Company’s common stock are no longer listed on NASDAQ. The Company expects its common stock to be delisted prior to the opening of trading on October 5, 2012.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (other than shares held by Parent, Merger Sub or any subsidiary of the Company and shares owned by stockholders who have perfected appraisal rights under Section 262 of the DGCL) was converted into the right to receive the Merger Consideration. Upon the effective time of the Merger, the Company’s stockholders immediately prior to the effective time of the Merger ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration or, if their shares are owned by stockholders who have perfected appraisal rights under Section 262 of the DGCL, the “fair value” for their shares as determined in accordance with Section 262 of the DGCL).

Item 5.01. Changes In Control of Registrant.

On October 4, 2012, pursuant to the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation. As a result of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger (other than shares held by Parent, Merger Sub or any subsidiary of the Company and shares owned by stockholders who have perfected appraisal rights under Section 262 of the DGCL), was automatically converted into the right to receive the Merger Consideration. As a result of the Merger, the Company became a wholly-owned subsidiary of Parent.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, each of Lawrence J. Ciaccia, F. Scott Moody, Chris Fedde, Gustav H. Koven III, William Washecka, Ronald Black and Jean Schmitt voluntarily resigned from the board of directors of the Company and any board committees of which they were members, at the effective time of the Merger on October 4, 2012.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on October 4, 2012, the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of the Company, with Gene Levoff appointed as the Chief Executive Officer, President, Secretary and Treasurer of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation and bylaws of the Company in effect immediately prior to the effective time of the Merger were amended and restated in their entirety. The amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 4, 2012, at a special meeting of the stockholders of the Company, the Company’s stockholders approved the proposal to adopt the Merger Agreement. The stockholders of the Company also approved a non-binding advisory proposal to approve the compensation that may become payable to the Company’s named executive officers in connection with the Merger. The stockholders of the Company also voted to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the special meeting to adopt the Merger Agreement. The special meeting was not adjourned to a later date.

The final voting results for each proposal are set forth below:

Proposal 1: Adoption of the Merger Agreement

For	Against	Abstain	Broker Non-Votes
28,185,679	1,234,846	10,822	0

Proposal 2: Approval of the non-binding advisory proposal to approve the compensation that may become payable to the Company’s named executive officers in connection with the Merger

For	Against	Abstain	Broker Non-Votes
22,785,419	6,505,572	140,356	0

Proposal 3: Approval of the adjournment of the special meeting

For	Against	Abstain	Broker Non-Votes
27,041,431	2,306,555	83,361	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated July 26, 2012, among AuthenTec, Inc., Apple Inc. and Bryce Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K dated July 27, 2012)

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTHENTEC, INC.

By:	/s/ Gene Levoff
Name: Gene Levoff Title: Chief Executive Officer, President, Secretary and Treasurer

Dated: October 4, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated July 26, 2012, among AuthenTec, Inc., Apple Inc. and Bryce Acquisition Corporation (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K dated July 27, 2012)

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws